UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2023

MEGA MATRIX CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-13387	94-3263974
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, CA	94306
(Address of Principal Executive Offices)	(Zip Code)

650-340-1888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	MPU	NYSE American Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On November 15, 2023, Mega Matrix Corp. (the “Company”) issued a press release announcing that it has entered into a non-binding letter of intent to acquire sixty percent (60%) of the voting capital stock (the “Acquisition”) of Yuder Pte, Ltd. (“Yuder”), a mid-length streaming platform company focusing on short drama, in exchange for 1,500,000 shares of the Company’s common stock, par value $0.001. The completion of the proposed Acquisition is subject to, among other things, the completion of due diligence, the negotiation of definitive agreements for the Acquisition (the “Definitive Agreements”), satisfaction of the conditions negotiated therein, approval of the transaction by the board and stockholders of both the Company and Yuder, as well as regulatory approvals and other customary conditions. There can be no assurance that Definitive Agreements will be entered into or that the Acquisition will be consummated on the terms or timeframe currently contemplated, or at all. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information under Item 7.01 is furnished pursuant to the rules and regulation of the Securities and Exchange Commission (the “SEC”) and shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the U.S. Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statement and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated November 15, 2023
104	Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mega Matrix Corp.
a Delaware corporation

By:	/s/ Yucheng Hu
Yucheng Hu,
Chief Executive Officer

Dated: November 15, 2023

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